UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2010 (October 21, 2010)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Suite 2100
Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-10.1
EX-10.2
EX-10.3

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Subsequent to the adoption of the respective performance goals for the performance units previously granted in 2009 and 2010 under the 2002 Director & Officer Long-Term Incentive Plan (the “D&O LTIP”), the composition of the peer group established by the Compensation Committee of Baker Hughes Incorporated (the “Compensation Committee”) for purposes of measuring the achievement of performance goals under such performance unit awards changed as a result of two corporate mergers and acquisitions in 2010. Under the terms of the performance unit awards and the 2002 D&O LTIP, the Compensation Committee has the authority to make appropriate adjustments to the performance goals in the event of extraordinary events such as mergers and acquisitions. On October 21, 2010, the Compensation Committee adopted revised performance goals for the performance units previously granted in 2009 and 2010 to adjust for a reduced number of companies in the peer group with the value of each performance unit reflecting the smaller peer group.
     On October 21, 2010, the Compensation Committee adopted written performance goals for the performance units to be granted in 2011 under the 2002 D&O LTIP.
     The foregoing description is qualified in its entirety by reference to the full text of the performance goals for the performance unit awards granted in 2009, the performance goals for the performance unit awards granted in 2010 and the performance goals for the performance unit awards to be granted in 2011, attached hereto as Exhibit 10.1, 10.2 and 10.3.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
     10.1 Performance Goals adopted October 21, 2010 for the Performance Unit Awards Granted in 2009 under the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan.
     10.2 Performance Goals adopted October 21, 2010 for the Performance Unit Awards Granted in 2010 under the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan.
     10.3 Performance Goals adopted October 21, 2010 for the Performance Unit Awards to be Granted in 2011 under the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: October 22, 2010	By:	/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary

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